FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



                Date of Report:  February 16, 1994
                                 -----------------


                   HOUSEHOLD FINANCE CORPORATION
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     (Exact name of registrant as specified in its charter)



   Delaware                 1-75                    36-1239445
- ---------------            -----------            --------------
(State or other            (Commission            (IRS Employer
jurisdiction of            File                   Identification
incorporation)             Number)                Number)



 2700 Sanders Road, Prospect Heights, Illinois           60070
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (708) 564-5000
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
Item 5.   Other Events

          Set forth in the Exhibit hereto is selected unaudited financial information which presents the results of operations for Household Finance Corporation (the "company") as of and for the years ended December 31, 1993 and 1992.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not Applicable

          (b)  Pro forma financial information.

               Not Applicable

          (c)  Exhibits.

               No.       Exhibit
               ---       -------
               99        Selected unaudited financial statements
                         with respect to operations of Household
                         Finance Corporation as of and for the
                         years ended December 31, 1993 and 1992.

                            Signature
                            ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HOUSEHOLD FINANCE CORPORATION
                              -----------------------------
                                       (Registrant)




                          By: /s/ David A. Schoenholz
                              -----------------------------
                              David A. Schoenholz
                              Vice President-
                              Chief Financial Officer
                              (a Prinicpal Financial Officer)
                              and on behalf of Household
                              Finance Corporation

Dated:  February 16, 1994
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U:\WP\HFSC98\EDGAR\F8K21694.WP
                          Exhibit Index
                          -------------

Exhibit
 No.           Exhibit
- -------        -------

99 Selected unaudited financial statements with respect to operations of Household Finance
               Corporation as of and for the years ended
               December 31, 1993 and 1992.